GRANITESHARES ETF TRUST

GRANITESHARES FUND	NYSE ARCA, INC. TICKER SYMBOL
GRANITESHARES 2x LONg TSLA daiLy ETF	TSLR
GRANITESHARES 2x short TSLA daiLy ETF	TSDD

SUPPLEMENT DATED June 24, 2024

TO THE PROSPECTUS DATED August 03, 2023, and revised on JANUARY 18, 2024

GraniteShares 2x Long TSLA Daily ETF (the “TSLR Fund”) and GraniteShares 2x Short Daily ETF (the “TSDD Fund” and together the “Funds”) are series of GraniteShares ETF Trust. Effective July 01, 2024, GraniteShares Advisors LLC (the “Adviser”) has contractually agreed to waive or reduce its fees for each of the Fund through December 31, 2025. Under the contractual waiver, the Funds’ total annual operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) are limited to 0.95% of the average daily net assets of the Funds.

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Changes to Prospectus

Effective July 01, 2024, the “Annual Fund Operating Expenses” table included in the GraniteShares 2x Long TSLA Daily ETF – Summary section in the TSLR Fund summary prospectus is hereby replaced with the following:

Annual Fund Operating Expenses

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.85%
Total Fund Annual Fund Operating Expenses	1.80%
Expense Waiver/Reimbursement(2)	0.85%
Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement	0.95%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.45% for the fiscal year ending June 30, 2024.

(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed 0.95%. This agreement is effective until December 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Effective July 01, 2024, the “Example” table included in the TSLR Fund summary prospectus is hereby replaced with the following:

1 Year	3 Years
$99.00	$326.00

Effective July 01, 2024, the “Annual Fund Operating Expenses” table included in the GraniteShares 2x Short TSLA Daily ETF – Summary section in the TSDD Fund summary prospectus is hereby replaced with the following:

Annual Fund Operating Expenses

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	2.02%
Total Fund Annual Fund Operating Expenses	2.97%
Expense Waiver/Reimbursement(2)	2.02%
Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement	0.95%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.45% for the fiscal year ending June 30, 2024.

(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed 0.95%. This agreement is effective until December 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Effective July 01, 2024, the “Example” table included in the TSDD Fund summary prospectus is hereby replaced with the following:

1 Year	3 Years
$99.00	$326.00

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Investors Should Retain This Supplement for Future Reference